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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AEROFLEX INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AEROFLEX INCORPORATED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
November 6, 2003

To our Stockholders:

        The annual meeting of stockholders of AEROFLEX INCORPORATED will be held at the Garden City Hotel, Stewart Avenue, Garden City, New York on Thursday, November 6, 2003, beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

  (1)
  Election of four directors, each for a term of three years; and

  (2)
  Any other matters that properly come before the meeting.

        If you are a stockholder of record at the close of business on October 1, 2003, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about October 6, 2003.

        Please sign, date and return the enclosed proxy as soon as possible so your shares may be voted as you direct.

                      By Order of the Board of Directors,
                      LEONARD BOROW
                       Secretary

Dated:  Plainview, New York
              October 6, 2003

AEROFLEX INCORPORATED
35 South Service Road
Plainview, New York 11803

ANNUAL MEETING OF STOCKHOLDERS
Thursday, November 6, 2003

PROXY STATEMENT

        Our annual meeting of stockholders will be held on Thursday, November 6, 2003 at the Garden City Hotel, Stewart Avenue, Garden City, New York, at 10:00 a.m. Our Board of Directors is soliciting your proxy to vote your shares of common stock at the annual meeting. This proxy statement, which was prepared by our management for the board, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to stockholders on or about October 6, 2003.

ABOUT THE MEETING

What is being considered at the meeting?

        You will be voting for the election of 4 directors, each for a term of 3 years.

        We do not expect to ask you to vote on any other matters at the meeting.

        In addition, our management will report on our performance during fiscal 2003 and respond to your questions.

Who is entitled to vote at the meeting?

        You may vote if you owned stock as of the close of business on October 1, 2003. Each share of stock is entitled to one vote.

How do I vote?

        You can vote in two ways:

(1)
by attending the meeting; or

(2)
by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

        Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

        Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 212-936-5100.

Will my shares be voted if I do not provide my proxy?

        If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

        Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokers are prohibited from exercising discretionary authority on non-routine matters for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, and in cases where you abstain from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included in the vote totals with respect to those matters and, therefore, will have no effect on the vote. At our meeting, your broker may vote your shares in the election of directors.

How many votes must be present to hold the meeting?

        Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of October 1, 2003 must be present at the meeting. This is referred to as a quorum. On October 1, 2003, we had 65,977,017 shares issued and outstanding.

What vote is required to elect directors?

        Directors are elected by a plurality of the votes cast. Abstentions will have no effect on the voting outcome with respect to the election of directors.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our by-laws provide for a Board of Directors of not less than 3 nor more than 12 directors, classified into three classes as nearly equal in number as possible, with each class serving for a three-year period. Our Board of Directors now consists of 10 directors. The directors in each class are:

Class I (To Serve Until the Annual Meeting of Stockholders in 2005)	Class II (To Serve Until the Annual Meeting of Stockholders in 2003)	Class III (To Serve Until the Annual Meeting of Stockholders in 2004)
Michael Gorin	Harvey R. Blau	Paul Abecassis
Donald S. Jones(1)(2)	Ernest E. Courchene, Jr.(1)(2)(3)	Leonard Borow
Eugene Novikoff(2)(3)	John S. Patton(1)(3)	Milton Brenner

        Joseph E. Pompeo is currently serving as a director but has not been assigned to a class. Mr. Pompeo is a member of the Audit Committee.

(1)
Member of Ethics, Nominating and Governance Committee.

(2)
Member of Audit Committee.

(3)
Member of Compensation/Stock Option Committee.

        Harvey R. Blau, Ernest E. Courchene, Jr., Joseph E. Pompeo and Michael Nelson are nominated for election to Class II to hold office until our annual meeting of stockholders in 2006 or until their successors are chosen and qualified. Messrs. Blau and Courchene are currently serving as directors in Class II, Mr. Pompeo is serving as a director but has not been assigned to a class and Lieutenant General Nelson was recommended to serve as a director by our Ethics, Nominating and Governance Committee, which recommendation was approved by our Board of Directors. General Patton determined to retire from our Board of Directors after 18 years of service.

        Unless you indicate otherwise, shares represented by executed proxies will be voted for the election as directors of Messrs. Blau, Courchene and Pompeo and General Nelson. If any of them is unavailable, the shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

        Mr. Harvey R. Blau was appointed as our Chairman of the Board and Chief Executive Officer in October 1991. Mr. Blau had previously served as Vice Chairman from November 1983 until October 1991 and has been a director since 1980. Mr. Blau is also Chairman of the Board and Chief Executive Officer of Griffon Corporation, a diversified industrial company that produces garage doors, specialty plastic films and electronic and information communications systems. Mr. Blau has been a practicing attorney in the State of New York since 1961, and was, for over 37 years until November 30, 2002, a member of the law firm of Blau, Kramer, Wactlar & Lieberman, P.C., Jericho, New York, our general counsel.

        Mr. Ernest E. Courchene, Jr.    has been a director since April 1980. Mr. Courchene served from May 1987 to May 1992 as Vice Chairman and a director of Digitech Industries, Inc., a manufacturer of data communications diagnostic equipment. From May 1983 to May 1987, Mr. Courchene was President of Southport Capital Group Ltd., an investment banking firm, and from March 1980 to November 1985, he was Chairman of the Board of Harbor Electronics Inc., a manufacturer of cable assemblies for the electronics industry. Since retirement, Mr. Courchene has acted as an independent consultant.

        Lieutenant General Michael Nelson (USAF Ret.) is nominated for election as a director. General Nelson retired from the United States Air Force in 1994 after 35 years of service. From 1995 to 2002, he served as President of the Retired Officers' Association. General Nelson has served since September 2002 as President of the National War College Alumni Association and since September 2003 as President of the Air Force Historical Foundation.

        Joseph E. Pompeo has been a director since November 2002. Mr. Pompeo is licensed as a Certified Public Accountant in the State of New Jersey. Mr. Pompeo was, from 1974 until June 2000, a partner at Arthur Andersen LLP, serving as Director of the International Business Practice of the New York metropolitan area offices from 1995-1999, as Managing Partner of the New Jersey offices from 1994-1998, partner-in-charge of the Accounting and Auditing Division of the New Jersey offices from 1989-1994 and partner-in-charge of the Accounting and Auditing Division of the San Juan, Puerto Rico office from 1979-1981. Since retirement, Mr. Pompeo has acted as an independent consultant.

Standing Director Biographies

        Mr. Paul Abecassis has been a director since August 1998. Mr. Abecassis has been an investment banker for more than the past 20 years. He joined Bear Stearns International Limited, an investment banking firm, as a Managing Director in May 1990 and became a Senior Managing Director in September 1992.

        Mr. Leonard Borow has been our employee in various executive positions since November 1989 and has been Executive Vice President and Chief Operating Officer since October 1991, a director since November 1992 and Secretary since November 1993. Prior to joining us, Mr. Borow was President of Comstron Corporation, a manufacturer of fast switching frequency synthesizers and components, which we acquired in November 1989.

        Mr. Milton Brenner has been a director since August 1988. Until his retirement in September 1988, Mr. Brenner was President of Aeroflex Laboratories Incorporated, one of our subsidiaries, for more than 15 years. Mr. Brenner was previously a director from 1973 to 1986.

        Mr. Michael Gorin has been our employee in various executive positions since July 1985 and has been our President since October 1988, a director since August 1990 and Chief Financial Officer since 1991. From 1986 to October 1988, Mr. Gorin was our Vice President-Finance. From May 1980 until July 1985, Mr. Gorin was Senior Vice President of Republic National Bank of New York. Mr. Gorin is licensed as a Certified Public Accountant in the State of New York.

        Vice Admiral Donald S. Jones (USN Ret.) has been a director since November 1993. Admiral Jones retired from the United States government in 1987 after more than 37 years of service. From March 1988 to March 1990, Vice Admiral Jones was Vice President for Government and International Affairs for Tracor Inc., a manufacturer of electronic products and a provider of aircraft service and repair. Since retirement, Admiral Jones has acted as an independent consultant.

        Mr. Eugene Novikoff has been a director since June 1979. Mr. Novikoff is a professional engineer and during the period from 1972 to 1978 was a director and Vice President (in charge of development and engineering) for Knogo Corporation, a manufacturing and service organization engaged in providing equipment and devices to libraries and retail businesses to reduce losses from pilferage. Since January 1979, Mr. Novikoff has been a self-employed consulting engineer.

Directors' Compensation

        Directors who are not our employees receive an annual fee of $15,000 and a fee of $1,000 for each Board of Directors and committee meeting they attend.

        During the fiscal year ended June 30, 2003, there were:

    •
    11 meetings of the Board of Directors;

    •
    7 meetings of the Audit Committee;

    •
    3 meetings of the Compensation/Stock Option Committee.

    •
    1 meeting of the Ethics Committee; and

    •
    4 meetings of the Nominating Committee.

        Since our fiscal year end, there have been three meetings of the Board of Directors, two meetings of the Audit Committee, two meetings of the Compensation/Stock Option Committee, and one meeting of the Ethics, Nominating and Governance Committee.

        Each director attended or participated in at least 83% of the meetings of the Board of Directors and his respective committees held during our fiscal year ended June 30, 2003.

        Our Audit Committee is involved in discussions with our independent auditors with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditors. The Audit Committee also oversees our internal audit function and determines whether the fees paid to our independent auditors are compatible with that firm's independence. See "Audit Committee Report." Our Compensation/Stock Option Committee recommends executive compensation and the granting of stock options to officers, employees and consultants. See "Compensation/Stock Option Committee Report on Executive Compensation." In February 2003, our Board of Directors determined to combine our Ethics Committee with our Nominating Committee and to add governance matters to that committee's responsibilities. Our Ethics, Nominating and Goverance Committee is responsible for: (1) establishing and maintaining procedures for receiving, investigating and reporting information and reports of violations of our code of ethics; (2) reviewing suggestions of candidates for director made by directors, stockholders, management and others; (3) recommending to the Board regarding the composition of the Board and nomination of individual candidates for election to the Board; and (4) recommending to the Board applicable corporate governance guidelines.

        Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered

  •
  in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is called for a date that is not within 25 days of the anniversary date of the prior year's annual meeting, the notice must be received not later than the close of business on the 10th day following the first to occur of the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made; and

  •
  in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10thday following the first to occur of the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made.

        The stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the class and series and number of shares of each class and series of capital stock of Aeroflex which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the class and series and number of shares of each class and series of capital stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of Aeroflex entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

STOCK OWNERSHIP

        The following information, including stock ownership, is submitted with respect to our directors, director nominees, each executive officer named in the "Summary Compensation Table," and for all executive officers and directors as a group. Based solely on filings with the Securities and Exchange Commission, there were no holders of more than five percent of our common stock as of October 1, 2003, the record date of the Annual Meeting.

Name	Age	Occupation	Director Since	Number of Shares of Common Stock Beneficially Owned(1)(2)
Officers and Directors
Harvey R. Blau	67	Chairman and CEO	July 1980	2,427,205	3.5%	(3)
Michael Gorin	65	President	August 1990	1,777,319	2.6%	(4)
Leonard Borow	55	Executive Vice President	November 1992	2,091,590	3.1%	(5)
Carl Caruso	59	Vice President—Manufacturing	—	333,216	—	(6)
Charles Badlato	44	Treasurer and Assistant Secretary	—	275,488	—	(7)
Paul Abecassis	53	Investment Banker	August 1998	187,500	—	(8)
Milton Brenner	75	Retired	August 1988	232,372		(9)
Ernest E. Courchene, Jr	71	Business Consultant	April 1980	337,600	—	(10)
Donald S. Jones	75	Consultant	November 1993	101,500	—	(11)
Eugene Novikoff	79	Self-Employed Engineering Consultant	June 1979	102,956	—	(12)
Michael Nelson	66	Retired	—	0	—
John S. Patton	85	Consultant	August 1985	221,500	—	(13)
Joseph E. Pompeo	65	Consultant	November 2002	10,333	—	(14)

All Directors and Officers as a Group (12 persons)				8,098,579	11.1%

(1)
No officer or director owns more than one percent of our issued and outstanding common stock unless otherwise indicated. Ownership represents sole voting and investment power.

(2)
Includes options currently exercisable or exercisable within 60 days under our Outside Director Stock Option Plan, 1996 Stock Option Plan, 1998 Stock Option Plan, 1999 Stock Option Plan, 2000 Stock Option Plan, Key Employee Stock Option Plan, 2002 Stock Option Plan and 2002 Outside Directors' Stock Option Plan.

(3)
Includes options currently exercisable or exercisable within 60 days to purchase 2,279,653 shares of common stock. Also includes 11,626 shares held by the Blau, Kramer, Wactlar & Lieberman, P.C. Profit Sharing Plan and 16,656 shares owned by his wife, to which Mr. Blau disclaims beneficial ownership.

(4)
Includes options currently exercisable or exercisable within 60 days to purchase 1,616,809 shares of common stock.

(5)
Includes options currently exercisable or exercisable within 60 days to purchase 1,860,450 shares of common stock.

(6)
Includes options currently exercisable or exercisable within 60 days to purchase 229,919 shares of common stock.

(7)
Includes options currently exercisable or exercisable within 60 days to purchase 228,076 shares of common stock.

(8)
Includes options currently exercisable to purchase 162,500 shares of common stock.

(9)
Includes options currently exercisable to purchase 150,000 shares of common stock and 7,500 shares owned by his wife.

(10)
Includes options currently exercisable to purchase 205,000 shares of common stock.

(11)
Includes options currently exercisable to purchase 100,000 shares of common stock.

(12)
Includes options currently exercisable to purchase 100,000 shares of common stock.

(13)
Includes options currently exercisable to purchase 217,500 shares of common stock.

(14)
Includes options currently exercisable to purchase 8,333 shares of common stock.

MANAGEMENT

Our Officers

Our officers are:

Name	Position Held
Harvey R. Blau	Chairman of the Board (Chief Executive Officer)
Michael Gorin	President (Chief Financial Officer and Principal Accounting Officer)
Leonard Borow	Executive Vice President (Chief Operating Officer) and Secretary
Carl Caruso	Vice President—Manufacturing
Charles Badlato	Treasurer and Assistant Secretary

        Mr. Carl Caruso has been employed by us as Vice President of Aeroflex Laboratories Incorporated since November 1989 and has been our Vice President—Manufacturing since February 1997. Prior to joining us, Mr. Caruso was Vice President of Comstron Corporation, which we acquired in November 1989.

        Mr. Charles Badlato has been employed by us in various financial positions since December 1987 and has been our Treasurer since February 1994. From May 1981 until December 1987, Mr. Badlato was employed by various certified public accounting firms, most recently as an audit manager with Touche Ross & Co. Mr. Badlato is licensed as a certified public accountant in the State of New York.

        For the biographies of Messrs. Blau, Borow and Gorin, please see "Proposal 1—Election of Directors".

Summary Compensation Table

        The following table sets forth information with respect to our Chairman/Chief Executive Officer and each of our other executive officers who were serving as of June 30, 2003 for services rendered for the years ended June 30, 2003, 2002 and 2001.

		Annual Compensation					Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary(1)	Bonus		Other Annual Compensation (2)		Restricted Stock Awards		Stock Option Awards(#)	Long-Term Incentive Plan Payouts		All Other Compensation (3)
Harvey R. Blau Chairman and Chief Executive Officer	2003 2002 2001	$309,260 299,166 300,309	$398,447 — 666,753	(4)	$	— — —	$	— — —	— 350,000 1,500,000	$	— — —	$71,515 71,515 71,515
Michael Gorin President and Chief Financial Officer	2003 2002 2001	$393,557 384,734 374,858	$398,447 — 614,379	(4)	$	— — —	$	— — —	— 325,000 1,205,000	$	— — —	$65,985 65,211 63,847
Leonard Borow Executive Vice President- Chief Operating Officer	2003 2002 2001	$393,577 384,734 374,858	$398,447 — 614,355	(4)	$	— — —	$	— — —	— 325,000 1,205,000	$	— — —	$51,668 50,683 48,154
Carl Caruso Vice President - Manufacturing	2003 2002 2001	$249,452 245,693 234,189	$100,000 — 180,000		$	— — —	$	— — —	— 100,000 105,000	$	— — —	$6,344 5,424 5,491
Charles Badlato Treasurer and Assistant Secretary	2003 2002 2001	$174,875 170,056 165,629	$70,000 — 95,000		$	— — —	$	— — —	— 50,000 60,000	$	— — —	$10,628 10,264 10,059

(1)
"Salary" includes contributions to our 401(k) Plan by each of the executive officers listed below for the fiscal years ended June 30, 2003, 2002 and 2001, as follows:

Name	2003	2002	2001
Michael Gorin	$12,758	$11,558	$10,682
Leonard Borow	$14,000	$12,000	$10,500
Carl Caruso	$11,500	$12,000	$13,643
Charles Badlato	$11,000	$10,500	$10,850
(2)
Other annual compensation does not include amounts of certain perquisites and other non-cash benefits which we provide since those amounts are not more than the lesser of (a) $50,000 or (b) 10% of the total annual base salary and bonus disclosed for the officer.

(3)
All other compensation includes $71,515, $60,040, $45,325 and $5,125 of premiums paid by us in each year under certain split-dollar life insurance policies on the lives of Messrs. Blau, Gorin, Borow and Badlato, respectively. We are the owner of the policies and beneficiary to the extent of the premiums paid. All other compensation also includes our matching contribution to the 401(k) Plan on behalf of each named executive officer.

(4)
Pursuant to their respective employment agreements, Messrs. Blau, Gorin and Borow have deferred the following amounts that they were entitled to receive for the respective fiscal year:

Name	2003	2002	2001
Harvey R. Blau	$—	$—	$421,045
Michael Gorin	$—	$—	$473,419
Leonard Borow	$—	$—	$473,443

Employment Agreements

        Effective March 1, 1999, we entered into new employment agreements with each of Messrs. Blau, Gorin and Borow. As amended, the agreements expire June 30, 2007. Pursuant to these agreements:

  •
  Mr. Blau receives a base salary of $275,000, subject to semi-annual cost of living adjustments, and an annual bonus equal to 3 percent of our consolidated pre-tax earnings for each fiscal year;

  •
  Mr. Gorin receives a base salary of $350,000, subject to semi-annual cost of living adjustments and an annual bonus equal to 3 percent of our consolidated pre-tax earnings for each fiscal year;

  •
  Mr. Borow receives a base salary of $350,000, subject to semi-annual cost of living adjustments and an annual bonus equal to 3 percent of our consolidated pre-tax earnings for each fiscal year.

        Each employment agreement further provides for a three-year consulting period after the termination of employment during which each executive will receive consulting payments in an annual amount equal to two-thirds of his last annual base salary. The employment agreements also provide for life insurance and for the continuation of certain benefits following death or disability.

        Effective September 1, 1999, we entered into amendments to the employment agreements with Messrs. Blau, Gorin and Borow so that the amount of any bonus payable to each of them in any year which would be nondeductible solely by reason of Section 162(m) of the Internal Revenue Code will be deferred. Section 162(m) provides that compensation paid to our executive officers that is not formally approved by our stockholders in excess of $1,000,000 is not deductible for Federal income tax purposes. Effective September 1, 2001, we entered into additional amendments to the employment agreements with Messrs. Blau, Gorin and Borow so that the amount of any bonus which is deferred shall be deposited into a "rabbi" trust for the benefit of the executive. The September 2001 amendment also permits the payment to the executive of such deferred amounts in any year in which he earns less than the amount deductible under Section 162(m). Effective November 8, 2001, we entered into additional amendments to the employment agreements with Messrs. Blau, Gorin and Borow extending the term of employment under their agreements to June 30, 2007.

        In February 1997, we entered into an employment agreement with Mr. Caruso for the period February 5, 1997 to February 5, 2000, which automatically extends for successive one year periods unless notice of non-renewal is given. No such notice has been given to date. The agreement, as amended, provides for an annual salary of $200,000, together with cost of living adjustments.

        In the event that we terminate the employment of any of these four individuals without cause, the terminated employee is entitled to receive his salary and incentive payment, if any, for the remainder of the contract term. The employment agreements for Messrs. Blau, Gorin and Borow further provide that in the event there is a change in the control of the company, as defined therein, each executive has the option, exercisable within one year after such event, to terminate his employment agreement. Upon such termination, he has the right to receive, as a lump sum payment, the compensation (including incentive bonus, if any) remaining to be paid for the balance of the term of the agreement. In addition, we will provide the executive with a tax gross-up payment to cover any excise tax due. Mr. Caruso's employment agreement provides that in the event there is a change in control he has the option, exercisable within six (6) months of becoming aware of such event, to terminate his employment agreement. Upon such termination, Mr. Caruso has the right to receive his base salary for the remainder of the term of the contract.

Stock Option Plans

        We currently have ten stock option plans—the 1989 Non-Qualified Stock Option Plan, the Outside Director Stock Option Plan, the 1994 Non-Qualified Stock Option Plan, the 1996 Stock Option Plan, the 1998 Stock Option Plan, the 1999 Stock Option Plan, the 2000 Stock Option Plan, the Key Employee Stock Option Plan, the 2002 Stock Option Plan and the 2002 Outside Directors' Stock Option Plan. The plans were designed to strengthen our ability to attract and retain in our employ persons of training, experience and ability and to furnish additional incentives to officers, employees, consultants and directors.

        In December 1993, the Board of Directors adopted, subject to stockholder approval obtained in November 1994, the Outside Director Plan which, as amended in November 1996, covers 1,250,000 shares of common stock, and expires in 2003. The Outside Director Plan provides for an annual grant to each non-employee director of options to purchase 25,000 shares of common stock. There are 33,335 shares remaining for the grant of additional awards under the Outside Director Plan. In November 2002, the stockholders approved the 2002 Outside Directors' Stock Option Plan which covers 525,000 shares of common stock and expires in August 2012. The 2002 Outside Directors' Plan provides for an annual grant to each non-employee director of options to purchase 25,000 shares of common stock on March 1 of each year commencing March 1, 2003. There are 350,000 shares remaining for the grant of additional awards under the 2002 Outside Directors' Stock Option Plan.

        The 1989 Plan, 1994 Plan, 1996 Plan and 1998 Plan each covers 3,750,000 shares of common stock, with a total of 86,966 shares remaining for the grant of additional awards under all of those plans. The 1999 Plan covers 2,250,000 shares of common stock, with 3,750 shares remaining for the grant of additional awards. The 2000 Plan covers 6,175,000 shares of common stock, with 1,102,450 shares remaining for the grant of additional awards. The Key Employee Plan covers 4,000,000 shares of common stock, with 2,000,000 shares remaining for the grant of additional awards. The 2002 Plan covers 1,500,000 shares of common stock, with 850,000 shares remaining for the grant of additional awards. The 1989 Plan (which expired in 1999), the 1994 Plan (which expires in 2004), the 1998 Plan (which expires in 2008), the 1999 Plan (which expires in 2009), the 2000 Plan (which expires in 2010), and the 2002 Plan (which expires in 2012) all permit the granting of non-qualified options to our officers, other employees and consultants and the 1989 Plan, 1998 Plan, 1999 Plan, 2000 Plan and 2002 Plan also permit the granting of non-qualified options to our directors. The Key Employee Plan (which expires in 2010) permits the granting of non-qualified options to our officers and other employees. The 1996 Plan (which expires in 2006) permits the granting of both non-qualified and incentive stock options to our officers, employees and consultants. These plans are administered by a committee of two or more members of the Board of Directors, currently the Compensation Committee, which determines, among other things, (1) the individuals to whom options shall be granted, (2) the time or times at which options shall be granted, (3) the number of shares to be subject to each option, (4) the purchase price of the shares, (5) the vesting of each option and (6) the term of each option, with the exception that no option can be granted at less than market value at the time of grant and options may only be exercised before the expiration of ten years from the date of grant (or five years for the 1989 Plan and 1994 Plan). Each option granted under these plans may be exercised only during the continuance of an optionee's employment or service with us, except under certain circumstances.

Stock Option Grants in Last Fiscal Year

        No stock options were granted to the named executive officers during the fiscal year ended June 30, 2003.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning options exercised during the year ended June 30, 2003 by the named executive officers and the value of unexercised options held by them as of June 30, 2003:

					Value of Unexercised In-The-Money Options/SARs at Fiscal Year End(1)
			Number of Unexercised Options/SARs at Fiscal Year End
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Harvey R. Blau	—	$0	2,279,653	—	$1,413,245	$—
Michael Gorin	—	0	1,616,809	—	469,979	—
Leonard Borow	—	0	1,860,450	—	1,060,998	—
Carl Caruso	—	0	229,919	125,000	118,345	4,000
Charles Badlato	—	0	228,076	87,083	178,893	—

(1)
Based upon the closing price of our common stock of $7.68 on June 30, 2003.

Equity Compensation Plan Information

        The following chart summarizes the options outstanding and available to be issued at October 1, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	9,066,236	$12.73	2,395,840
Equity compensation plans not approved by security holders	5,749,251	$12.12	2,030,661
Total	14,815,487	$12.49	4,426,501

Supplemental Executive Retirement Plan

        Effective January 1, 1994, we established the Aeroflex Incorporated Supplemental Executive Retirement Plan ("SERP") for certain of our officers. No benefits were payable prior to January 1, 1996.

        The Normal Retirement Age under the SERP is 70. The SERP would provide an annual benefit of 50% of Final Average Pay. "Final Average Pay" means the average of the three highest paid calendar years out of the last ten prior to retirement. Benefits are also payable, on a reduced basis, for early retirement after the sum of a participant's age and years of service equals 70 and the participant attains age 55. Retirement benefits are payable for life, with a guarantee of 10 years of payments. In addition, the SERP provides a pre-retirement death benefit payable for 10 years to the participant's beneficiary and a disability benefit with a guarantee of 10 years of payment; provided that any disability benefit shall be reduced by the amount of the disability benefit payable under the participant's employment agreement, if any.

        A "rabbi" trust has been established to which contributions are made annually to provide for the benefits under the SERP. The trust is funding the benefits partially through insurance contracts.

        The following tables show the projected annual benefits payable at age 70 under the SERP. The number of years of credited service of the participants as of June 30, 2003 are: Mr. Blau, 22; Mr. Gorin, 17; Mr. Borow, 25; and Mr. Badlato, 15.

Supplemental Executive Retirement Plan Table
Annual Benefit at Normal Retirement

	Years of Service
Final Average Annual Pay(1)
	10	15	20
$100,000	$50,000	$50,000	$50,000
200,000	100,000	100,000	100,000
400,000	200,000	200,000	200,000
500,000	250,000	250,000	250,000
1,000,000	500,000	500,000	500,000
1,500,000	750,000	750,000	750,000

(1)
Average of a participant's highest three years' compensation out of the last ten prior to retirement as reported on Form W-2 but excluding stock related compensation and including deferred compensation.

Board of Directors Interlocks and Insider Participation

        During fiscal 2003, our Compensation/Stock Option Committee consisted of Messrs. Eugene Novikoff, Ernest E. Courchene, Jr. and John S. Patton. None of them were our officers or employees during fiscal 2003 nor did they have any relationship with us which requires disclosure in this proxy statement.

        Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, Stock Performance Graph and Audit Committee Report in this proxy statement are not incorporated by reference into any other filings with the SEC.

COMPENSATION/STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation of our executive officers is determined by the Compensation/Stock Option Committee of our Board of Directors, subject to applicable employment agreements. Each member of the Compensation/Stock Option Committee is a director who is not employed by us or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2003 is furnished by the directors who comprised the Compensation/Stock Option Committee during fiscal 2003.

General Policies

        Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve our corporate objectives, and thereby increase shareholder value. It is our policy to provide incentives to our senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation. See "Management—Employment Agreements".

        Stock options are granted to employees, including our executive officers, under our option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing Aeroflex from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation/Stock Option Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

        From time to time, the Compensation/Stock Option Committee may utilize the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. The Compensation/Stock Option Committee was advised by a compensation consultant regarding the terms of the employment agreements between the Company and each of Messrs. Blau, Gorin and Borow. No compensation consultant is paid on a retainer basis.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

        The Compensation/Stock Option Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries to be paid to our executive officers during the coming year. The base salary of each of Messrs. Blau, Gorin, Borow and Caruso is established by contract. In setting salaries, the Compensation/Stock Option Committee takes into account several factors, including the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

        For fiscal 2003, pursuant to the terms of his employment agreement with us, our Chairman received a base salary and additional compensation (See "Employment Agreements").

The Compensation Committee:
Eugene Novikoff (Chairman) Ernest E. Courchene, Jr. John S. Patton

AUDIT COMMITTEE REPORT

        As required by its written charter, which is attached as Exhibit "A" to this Proxy Statement, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed the audited financial statements with Aeroflex's management and discussed with KPMG LLP, Aeroflex's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        The Audit Committee has received from KPMG the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with KPMG that firm's independence. Based upon these discussions with management and the independent accountants, the Audit Committee recommended to Aeroflex that the audited consolidated financial statements for Aeroflex be included in Aeroflex's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

        The Audit Committee has also reviewed and discussed the fees paid to KPMG during the last fiscal year for audit and non-audit services, which are set forth below under "Audit and Related Fees," and has determined that the provision of the non-audit services are compatible with the firm's independence.

                      The Audit Committee
                      Ernest E. Courchene, Jr. (Chairman)
                      Eugene Novikoff
                      Donald S. Jones
                      Joseph E. Pompeo

Independence of Audit Committee

        In fiscal 2003, our Audit Committee consisted of Messrs. Courchene (Chairman), Novikoff and Pompeo and Admiral Jones. Each of the persons who served on the Committee during fiscal 2003 is independent, as defined by Rule 4200(a)(15) of the NASD listing standards.

Audit Committee Financial Expert

        The Board has determined that Joseph Pompeo, a member of the Audit Committee since November, 2002, qualifies as an "audit committee financial expert," as defined by Securities and Exchange Commission rules, based on his education, experience and background.

AUDIT AND RELATED FEES

Audit Fees

        We were billed by KPMG, LLP the aggregate amount of approximately $580,000 in respect of fiscal 2003 for fees for professional services rendered for the audit of our annual financial statements and review of our financial statements included in our Forms 10-Q.

Audit-Related Fees

        KPMG, LLP did not render any services during fiscal 2003 in respect of assurance and related services that are related to the audit of our annual financial statements and review of our financial statements included in our Forms 10-Q that are not reported under the preceding paragraph.

Tax Fees

        KPMG, LLP did not render any services during fiscal 2003 in respect of tax compliance, tax advice or tax planning services.

Financial Information Systems Design and Implementation Fees

        KPMG, LLP did not render any services related to financial information systems design and implementation during fiscal 2003.

All Other Fees

        KPMG, LLP rendered other services during fiscal 2003 consisting primarily of services rendered in connection with audits of employee benefit plans. Aggregate fees billed for all other services rendered by KPMG, LLP were approximately $96,000 for fiscal 2003.

        Our Audit Committee has determined that the provision of services by KPMG, LLP other than for audit services is compatible with maintaining the independence of KPMG, LLP as our independent accountants.

Pre-Approval Policies

        Our Audit Committee has determined not to adopt any blanket pre-approval policies. Instead, the Committee determined that it will, through designated individuals, specifically pre-approve the provision by KPMG, LLP of all audit or non-audit services.

        Our Audit Committee approved all of the services provided by KPMG, LLP and described in the preceding paragraphs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Our Chairman, Mr. Blau, is also Chairman of the Board and Chief Executive Officer of Griffon Corporation. During fiscal 2003, a subsidiary of Griffon Corporation purchased products from us for an aggregate $255,986 in various arms length transactions. Mr. Blau was also, until November 30, 2002, a member of the law firm of Blau, Kramer, Wactlar & Lieberman, P.C., which law firm was, and its successor Kramer, Coleman, Wactlar & Lieberman, P.C. is, our general counsel. For the fiscal year ended June 30, 2003, we paid Kramer, Coleman, Wactlar & Lieberman, P.C. approximately $488,000 in legal fees.

COMMON STOCK PERFORMANCE GRAPH

        The following graph provides a comparison of cumulative stockholder return among us, Standard and Poors' 500 companies and Standard and Poors' electronics (instrumentation) companies from June 1998 to June 2003:

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AEROFLEX INC, THE S & P 500 INDEX,
AND THE S & P ELECTRONIC EQUIPMENT MANUFACTURERS INDEX

* $100 invested on 6/30/98 in stock or index-including reinvestment of dividends. Fiscal year ending June 30.

INDEPENDENT AUDITORS

        KPMG, LLP acted as our independent auditors for the fiscal year ended June 30, 2003. A representative of KPMG, LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

FINANCIAL STATEMENTS

        A copy of our Annual Report of Stockholders for the fiscal year ended June 30, 2003 has been provided to all stockholders as of October 1, 2003. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

MISCELLANEOUS INFORMATION

Compliance with Section 16(a) of the Securities Exchange Act

        Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2003.

Matters to be Considered at the Meeting

        The Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

        The cost of soliciting proxies in the accompanying form, which we estimate to be $20,000, will be paid by us. In addition to solicitations by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and we may reimburse them for their expenses in so doing. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Deadline for Submission of Stockholder Proposals for the 2004 Annual Meeting

        Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than June 8, 2004 to be included in the proxy statement for that meeting.

        In addition, our by-laws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the company at our principal offices not less than 90 days and not more than 120 days prior to the first anniversary date for the initial written notice delivered to stockholders for the previous year's annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

        Pursuant to our by-laws, if notice of any stockholder proposal is received after July 8, 2004, then the notice will be considered untimely and we are not required to present such proposal at the 2004 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after July 8, 2004 at the 2004 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2004 Annual Meeting may exercise discretionary voting power with respect to such proposal.

        We will provide without charge to any stockholder as of the record date, copies of the our Annual Report on Form 10-K, upon written request delivered to Leonard Borow, Secretary, at the Company's offices at 35 South Service Road, Plainview, NY 11803.

By Order of the Board of Directors,
LEONARD BOROW Secretary

Dated: October 6, 2003
Plainview, New York

Exhibit "A"

AEROFLEX INCORPORATED
AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

Committee Membership and Meetings

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall satisfy the independence and experience requirements of Section 10A of the Securities Exchange Act of 1934, The Nasdaq Stock Market and any other regulatory requirements pertaining to qualifications of Audit Committee members.

        The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee and shall serve until their successors are duly appointed and qualified. Audit Committee members may be replaced by the Board.

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate. The Audit Committee may require any officer or employee of the Company, the Company's outside counsel or the Company's independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate to replace the independent auditor or nominate the independent auditors for shareholder approval. The Audit Committee shall pre-approve all audit and non-audit services. The Audit Committee shall consult with management but shall not delegate these responsibilities.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

With Respect to Financial Statement and Disclosure Matters

        1.     Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10 K.

        2.     Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10 Q, including the results of the independent auditors' reviews of the quarterly financial statements.

        3.     Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including, (a) any significant changes in the Company's selection or application of accounting principles,

(b) any major issues as to the adequacy of the Company's internal controls, (c) the development, selection and disclosure of critical accounting estimates, and (d) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

        4.     Discuss with management and the independent auditor:

          (1)   All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and any material weaknesses in internal controls reported by management; and

          (2)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

        5.     Review and discuss with management the Company's earnings press releases.

        6.     Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the Company's financial statements.

        7.     Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        8.     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

          (1)   The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          (2)   The management letter provided by the independent auditor and the Company's response to that letter.

          (3)   Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to any Company employee or requested information, and any significant disagreements with management.

        9.     Discuss with the independent auditors the matters required to be discussed by Section 10A(k) of the Securities Exchange Act of 1934, as amended, as follows:

          (1)   All critical accounting policies and practices to be used;

          (2)   All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

          (3)   Other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

        10.   Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

With Respect to the Independent Auditor

        11.   Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and in connection therewith to approve all fees and other terms of engagement. The Audit

Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

        12.   Review the experience and qualifications of the senior members of the independent auditor team.

        13.   Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality control procedures, (b) any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, (d) all relationships between the independent auditor and the Company and (e) confirming that their audit has been performed in accordance with the requirements of Section 10A of the Securities Exchange Act of 1934.

        14.   Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

        15.   Confirm that the lead audit partner, and the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for in excess of the five previous fiscal years.

        16.   Review with the independent auditors any issue on which they consulted with the national office of the independent auditor.

        17.   Meet with the independent auditor prior to the audit to discuss the planning, scope and staffing of the audit.

With Respect to Internal Audit Function

        18.   In consultation with the independent auditors and the internal auditors, (a) review the adequacy of the Company's internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the internal auditors.

        19.   Review, based upon the recommendation of the independent auditors and the head of the internal auditors, the scope and plan of the work to be done by the internal auditors and review on an annual basis the performance of the internal auditors.

        20.   Review the appointment and replacement of the senior internal auditing executive.

        21.   Review the significant reports to management prepared by the internal auditing department and management's responses.

        22.   Review with management and the independent auditors the sufficiency and quality of the internal auditors and other financial and accounting personnel of the Company.

With Respect to Compliance Oversight

        23.   Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

        24.   Review reports and disclosures of insider and affiliated party transactions.

        25.   Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics, including any codes of ethics applicable to the chief executive officer and senior financial officers.

        26.   Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

        27.   Review with management, the independent auditors, the internal auditors and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's compliance policies or financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

With Respect to Complaints

        28.   Establish procedures for:

          (1)   The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

          (2)   The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        29.   Discuss with management and the independent auditor any employee complaints which raise issues with respect to the company's financial statements or accounting policies.

General—The Audit Committee shall:

        30.   Make regular reports to the Board of Directors.

        31.   Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K or on the Company's website regarding such change or waiver.

        32.   Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

        33.   Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

        34.   Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

        35.   Perform any other activities consistent with this Charter, the Company's By-Laws and governing law as the Committee or the Board deems necessary or appropriate.

        36.   Make available this Charter on the Company's website at www.aeroflex.com as required by the rules and regulations of the Securities and Exchange Commission and The Nasdaq Stock Market.

Limitation of Audit Committee's Role

        37.   While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ANNUAL MEETING OF STOCKHOLDERS OF

AEROFLEX INCORPORATED

November 6, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends a vote FOR the following proposals:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1.
Election of the nominees listed at right, as set forth in the proxy statement

NOMINEES:
☐	FOR ALL NOMINEES	☐	Harvey R. Blau
☐	WITHHOLD AUTHORITY	☐	Ernest E. Courchene
	FOR ALL NOMINEES	☐	Joseph E. Pompeo
☐	FOR ALL EXCEPT	☐	Michael Nelson
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

2.
To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY BY FOLLOWING THE INSTRUCTION TO THE LEFT BELOW THE NOMINEES NAMES. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.

Signature of Stockholder	Date

Signature of Stockholder	Date

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AEROFLEX INCORPORATED

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING

November 6, 2003

        The undersigned hereby appoints Michael Gorin and Leonard Borow, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in Aeroflex Incorporated, a Delaware corporation, at the annual meeting of stockholders scheduled to be held November 6, 2003 and any adjournments thereof.

(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

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MANAGEMENT
Summary Compensation Table
Supplemental Executive Retirement Plan Table Annual Benefit at Normal Retirement
AUDIT COMMITTEE REPORT
AUDIT AND RELATED FEES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMMON STOCK PERFORMANCE GRAPH
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG AEROFLEX INC, THE S & P 500 INDEX, AND THE S & P ELECTRONIC EQUIPMENT MANUFACTURERS INDEX
INDEPENDENT AUDITORS
FINANCIAL STATEMENTS
MISCELLANEOUS INFORMATION
AEROFLEX INCORPORATED AUDIT COMMITTEE CHARTER